Exhibit 99.3

Roadshow Presentation October 2020

SAFE HARBOR STATEMENT

This presentation has been prepared by INTRUSION Inc. (the "Company") solely for informational purposes based on its own information, as well as information from public sources. This presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not propose to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the presentation and any other information provided by or on behalf of the Company. This presentation does not constitute an offer to sell, nor a solicitation of an offer to buy, any securities of the Company by any person in any jurisdiction in which it is unlawful for such person to make such an offering or solicitation. Neither the Securities and Exchange Commission nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and that the sources from which it has been obtained are reliable. The Company cannot guarantee the accuracy of such information and has not independently verified such information.

This presentation contains forward-looking statements within the meaning of the federal securities laws. These forward-looking statements can be identified by the use of forward-looking terminology, including the terms "believe," "estimate," "project," "anticipate," "expect," "seek," "predict," "continue," "possible," "intend," "may," "might," "will," "could," would" or "should" or, in each case, their negative, or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs or current expectations concerning, among other things, our product candidates, research and development, commercialization objectives, prospects, strategies, the industry in which we operate and potential collaborations. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, we caution that it is very difficult to predict the impact of known factors, and, of course, it is impossible for us to anticipate all factors that could affect our actual results. Forward-looking statements should not be read as a guarantee of future performance or results and may not be accurate indications of when such performance or results will be achieved. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. A number of important factors could cause our actual results to differ materially from those indicated in these forward-looking statements, including the following: risk factors described under the heading "Risk Factors" in the Company's registration statement on Form S-1, filed with the Securities and Exchange Commission (File No. 333-248398).

The Company has filed a registration statement on Form S-1 (including a Prospectus), which is preliminary and subject to completion, with the Securities and Exchange Commission for the offering to which this presentation relates. Before you invest, you should read the Prospectus in that registration statement and the other documents that the Company has filed with the Securities and Exchange Commission carefully and in their entirety for more complete information about the Company and this offering. You may obtain these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Company, or any underwriter or dealer participating in the offering, will arrange to send you the Prospectus if you request it by contacting B. Riley Securities, Inc., Attention: Prospectus Department, 1300 17th St. North, Ste. 1300, Arlington, VA 22209, or by email at prospectuses@brileyfin.com, or by telephone at (703) 312-9580.

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TRANSACTION SUMMARY OFFERING DETAILS ISSUER: INTRUSION Inc. (Nasdaq: INTZ)* TRANSACTION: Follow - On and Secondary Offering with NASDAQ Uplisting OFFERING SIZE (INCLUDING OVER - ALLOTMENT OPTION): 2 million primary shares + 1.1 million secondary shares (by insiders) OVER - ALLOTMENT OPTION: 30 days at 15% USE OF PROCEEDS TO COMPANY: • Completion, promotion, marketing of INTRUSION Shield • Development of sales & distribution channels • General corporate purposes INSIDER LOCK - UP: 120 days EXPECTED PRICING: Week of 10/5 SOLE - BOOKRUNNER : B. Riley Securities *Nasdaq listing subject to final approval 3

INTRUSION LEADERSHIP JACK BLOUNT President & CEO 40 years in technology as a visionary in the personal computer, local area networking, ERP, mobile computing, big data, cybersecurity and AI. CIO of USDA, the 4th largest data center in federal government SVP of Business Development at Novell, helping company grow from $50 million to $2 billion in 6 years Served as CEO, CTO, COO of 8 technology companies Began career as software engineer at IBM PRIOR AFFILIATIONS JOE HEAD Co - Founder & SVP Strategic Projects Recognized by the federal government as a top expert on cyberwar. Integral in the development of both INTRUSION Shield and Savant. Co - founder of INTRUSION, serving 37+ years as a director Named Vice Chairman of the BOD in 2000, and VP in 2003 Product Marketing Manager & Marketing Engineer at Honeywell Optoelectronics PRIOR AFFILIATIONS TONY LEVECCHIO Chairman of our board. President and Owner of The James Group, Inc., a general business consulting firm that has advised CEOs in both public and private companies. Has served on the boards of over 20 companies Lecturing professor in the School of Management at University of Texas, Dallas. Member of the advisory board for The Institute for Excellence in Corporate Governance at UTD. Named an Outstanding Public Company Director by the Dallas Business Journal in 2014. PRIOR AFFILIATIONS 4

OUR HISTORY 1983 INTRUSION is established, building secure, fiber optic LAN equipment 1991 Corporate espionage case is uncovered, producing a historically - large settlement for the client & positioning INTRUSION as a formative watchdog in cybercrime. 2001 2004 2012 INTRUSION Savant launched, offering invaluable insight necessary to eliminate company infrastructure and performance issues. 2020 INTRUSION Shield to launch 5 INTRUSION Compliance Commander is launched, protecting against leakage of confidential customer information INTRUSION TraceCop launched, helping analysts and investigators dramatically reduce time & complexity in tracking cybercriminals

KEY BUSINESS HIGHLIGHTS Differentiated cybersecurity vendor undergoing dramatic TAM expansion under new leadership 1 New management team brings emphasis on growth and vision for INTRUSION 2 INTRUSION has an irreplaceable, proprietary data asset that has historically been under - monetized 3 Highly differentiated, custom business in federal network forensics 4 New solution for commercial cybersecurity market significantly expands INTRUSION ’s TAM 6 Long - term roadmap with several releases building on core technology assets 5 Transitioning company to recurring revenue model, focused on new solutions and Enterprise business 6

$3 trillion in global cybercrime losses in 2019, projected to grow to $6 trillion by 2021 SIZE OF PROBLEM & OPPORTUNITY GROWTH OF LOSSES RESULTING FROM CYBERCRIME (BY YEAR) *The Economic Impact of Cybercrime: No Slowing Down by Center for Strategic and International Studies (CSIS) McAfee ** CyberSecurity Ventures 2014 2018 2019 2021 $500 BILLION* $600 BILLION* $6 TRILLION** estimated TOTAL GOVERNMENT AND ENTERPRISE SPENDING ON SECURITY SOFTWARE AND HARDWARE CYBERSECURITY VENTURES PREDICTS GLOBAL SPENDING ON CYBERSECURITY PRODUCTS AND SERVICES WILL EXCEED $1 TRILLION CUMULATIVELY OVER THE FIVE - YEAR PERIOD FROM 2017 TO 2021 Average Annual Cybersecurity Spend per Employee Source: Gartner 2020E $1800 2012 $584 $3 TRILLION** 7

“If our firewalls stay updated, the network will stay protected” “Software and hardware from trusted vendors are secure when delivered” “Bad actors can be locked out with the right tools” “The right number of people with the right talent will keep the network safe” Myths… …Realities Firewalls are breached everyday by armies of attackers employed by nation - states using AI and Supercomputing Malicious code is routinely embedded on all types of IT hardware shipping from China The average time to identify a network breach in 2019 was 206 days; the average lifecycle of a breach is 314 days from breach to containment Average company gets 11,000 Alerts a day which would require 275 IT professionals to resolve Sources: IBM, INTRUSION COMMON MISCONCEPTIONS ABOUT CYBERSECURITY THREATS 8

1 2 ROGUE AGENTS ARE ON YOUR NETWORK NOW ACCEPT THAT BAD ACTORS CANNOT BE KEPT OUT FOCUS ON TECHNOLOGY THAT IDENTIFIES BAD ACTORS ON YOUR NETWORK EMPLOY A SOLUTION THAT CAN NEUTRALIZE BAD ACTORS IN REAL - TIME RATHER THAN GENERATING ALERTS The market doesn’t need yet another ‘door lock’ when adversaries are already embedded on networks 3 4 CONSTANTLY EVOLVING CYBERTHREATS CALL FOR AN ENTIRELY NEW PARADIGM 9

EXISTING SOLUTIONS 10

Monetized over 20+ years as a Network Forensics Tool for Federal Customers CUSTOMERS CONSIST OF FEDERAL AGENCIES, INCLUDING THE DOD AND THE TREASURY HOLDS MORE THAN 400 TERABYTES OF THREAT - ENRICHED DATA REVENUE MODEL IS BIFURCATED DEPENDING ON CUSTOMER REQUIREMENTS: > Analytical services delivered under yearly contracts (largely noncompete awarded under IDIQ funding vehicles with automatic renewal features) > Licensed datasets priced as recurring monthly data access fee INTRUSION CONSTANTLY EXPANDS THE SCOPE OF INFORMATION INDEXED IN TRACECOP IN ORDER TO FURTHER ENHANCE ATTRIBUTION CAPABILITIES INTRUSION HAS MINIMAL COMPETITION AND HIGH RENEWAL RATES - THE MARKET FOR TraceCop IS AN ESTIMATED $50 MILLION TAM INTRUSION TraceCop ™ 11

INTRUSION *TraceCop*™ IS THE MOST COMPLETE SYSTEM FOR INTERNET ATTRIBUTION

Only reputation engine of its kind with indexed Internet ownership data and traffic flow


TRACECOP DATABASE
12 million IPv4/IPv6 netBlock allocations
NetBlock WhoIs
830 million observed domains since 2002
Domain WhoIs
*AS & **BGP Routes
21 billion historical hostname/IP associations since 2001
DNS Records
115+ open source threat intelligence feeds
IP Traffic Metadata
Protection against a total of 3.2 Billion “bad” actors

**Autonomous System*

***Border Gateway Protocol*

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Patented network appliance designed to carryout bidirectional protocol decoding in RAM INTRUSION Savant ™ FOR REAL - TIME PROCESS FLOW ANALYSIS > Extract identifiers (URLs, hosts, emails, IPs) > Accumulate the number of times an event occurs > Record a histogram of number of times traffic appears for each minute of the day USED FOR INTRUSION CONSULTING & THREAT ANALYSIS, SAVANT IS A POWERFUL FORENSIC TOOL THAT HAS: 20 Gb/s network capture platform with multi - protocol, metadata extraction of 100+ network protocols Customizable capture filters to allow field extraction and accumulation of time - based statistics Patented Packet File Systems for recording at line rates Patented, Concise Summaries for mass - enrichment, analysis and indefinite storage Full packet capture in PCAP format HIGH - SPEED MULTI - PROTOCOL NETWORK COLLECTION PLATFORM INTRUSION Savant 13

A NEW FAMILY OF SOLUTIONS 14

Leverage foundational TraceCop and Savant platforms in expanded new solutions for the Enterprise INTRUSION Shield ™ FAMILY REPRESENTS A NEW PARADIGM FOR CYBERSECURITY EXISTING SOLUTIONS INTRUSION TraceCop ™ “Who breached my network?” INTRUSION Savant™ “Is someone operating on a network?” AI APPLIED TO TRACECOP DATASETS & SAVANT SENSOR INTRUSION Shield™ 1st of its kind and 1 st in a family of solutions Identifies and neutralizes malicious traffic in real - time NEWEST SOLUTION 15

INTRUSION *Shield*™ OFFERS NETWORK SECURITY FROM THE INSIDE-OUT

Patented technology layers AI on top of ***TraceCop*** database, enabling real-time blocking of malicious traffic

VALUE PROPOSITION

- Does not replace existing network elements; rather, ***Shield*** is positioned as an additional network security layer
- Only solution on the market that shows **in real-time** malicious elements operating within a network
- No Change Management; built on open Dell architecture
- Daily System Updates as ***TraceCop*** database continues to grow
- Provisional patent filing covering ***Shield*** technology
- 1st in a family of solutions

PLUG-N'-PLAY IMPLEMENTATION


Edge Router/
NAT/
DHCP Server
WAN
LAN
INTRUSION Shield
Transparent Bridge
Blocking
Core Switch
Desktops
Servers
Access Points

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INTRUSION SHIELD™ DOES NOT SEND THOUSANDS OF ALERTS, Shield USES AI TO BLOCK MALICIOUS TRAFFIC 17

S hield STRATEGY & MARKET SIZE: SECURITY - AS - A - SERVICE (SAAS) $20 per seat, per month pricing model designed to drive mass adoption in commercial enterprise market AGGRESSIVE RAMP UP OF RECURRING REVENUE Leverage established distributor network and channel reach of roughly 12,000 U.S. resellers* No upfront cost or contracts for customers Appliance drop - shipped direct to customers with software pre - installed (no inventory) Validation from early adoption by Fortune 100 ‘beta’ customer Drive increased momentum with rapid expansion of Shield family with introduction of 6 solutions Source: Gartner *Channel Futures 18 0 50 100 150 200 250 2019 2024E Security & Risk Market (in billions) Estimated Commercial Enterprise TAM $124.4 $207.7

INTRUSION Shield ™ PRELIMINARY BETA RESULTS Sample of what 3 d ays of protection looks like for 3 companies in the Beta program 19

INTRUSION Shield ™ PRELIMINARY BETA RESULTS Customer A “Shield was very easy to install and we were seeing breaches being blocked in only minutes!” Customer B “We were amazed by the number of malware connections that were getting blocked every day and that most were outbound connections.” Customer C “We have a more complicated network that required installation of two Shield appliances but once we got the second Shield and turned it on it immediately began blocking connections. What shocked us the most was the high percentage of call homes that were coming from inside our network that were malware.” 3 additional Beta customers comment on their experience with the solution 20

INTRUSION Shield ™ FAMILY OF SOLUTIONS ROADMAP A new family of solutions targeting important sub - segments the Enterprise & SMB markets Shield Shield CLOUD Shield LT (Lateral Traffic) Shield RE (Remote Employees) Shield WIFI Shield MOBILE 21

FINANCIAL OVERVIEW 22

FINANCIAL PERFORMANCE Historical performance driven by TraceCop HISTORICAL REVENUE AND EBITDA PERFORMANCE ($ in millions) 2016A 2017A 2018A 2019A 1H’20 $6.10 $6.86 $10.28 $13.64 $3.46 ($1.08) ($0.54) ($1.11) $2.61 $4.69 Revenue EBITDA 23

P&L SNAPSHOT This information should be read in conjunction with our consolidated financial statements and the related notes included in our Prospectus including “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” 24

BALANCE SHEET SNAPSHOT This information should be read in conjunction with our consolidated financial statements and the related notes included in our Prospectus including “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” 25

KEY INVESTMENT HIGHLIGHTS Differentiated cybersecurity vendor undergoing dramatic TAM expansion under new leadership 1 New management team with CEO that has repeated success in technology turnarounds 2 INTRUSION has a uniquely valuable , dynamica lly growing, threat - enriched Big Data Cloud of databases 3 Consistent and mature, 20 - year federal business customer set 4 Moving INTRUSION into the commercial market significantly expands our TAM 6 Developed, strategic solutions roadmap is designed to enable long - term growth 5 Leveraging modern, SaaS revenue model greatly shortens sell cycle and encourages rapid growth 26

CYBERSECURITY AS AN INDUSTRY HAS FAILED. INVEST IN A CYBER DEFENSE SOLUTION THAT WORKS! 27